Right-of-use asset	12 Months Ended
Dec. 31, 2025
Right-of-use Asset
Right-of-use asset

Note	15 | Right-of-use asset

The Company leases commercial offices, two warehouses, the headquarters building (comprised of administrative, commercial and technical offices), the Energy Handling and Transformer Center (two buildings and a plot of land located within the perimeter of Puerto Nuevo and Nuevo Puerto Power Generation Plant) and Las Heras Substation. The Company’s lease contracts have cancelable terms and lease periods of 2 to 3 years.

The leases recognized as right-of-use assets in accordance with IFRS 16 and the development thereof are disclosed below:

	12.31.25	12.31.24
Balance at beginning of the year	13,748	10,140
Additions	4,311	17,579
Depreciation for the year	(7,449)	(13,971)
Balance at end of the year	10,610	13,748

The lease expense balance as of December 31, 2025 and 2024 is disclosed in Other payables (Note 27).